Regulatory Capital - Summary of Regulatory Capital Position (Detail) - CAD ($) $ in Millions	Apr. 30, 2020	Oct. 31, 2019
Capital
Common Equity Tier 1 Capital	$ 57,697	$ 55,042
Tier 1 Capital	64,318	61,683
Total Capital	80,057	74,122
Risk-weighted assets used in the calculation of capital ratios	$ 523,979	$ 455,977
Capital and leverage ratios
Common Equity Tier 1 Capital ratio	11.00%	12.10%
Tier 1 Capital ratio	12.30%	13.50%
Total Capital ratio	15.30%	16.30%
Leverage ratio	4.20%	4.00%